Exhibit 10.24

Addendum No. 1

to the

Excess Catastrophe

Reinsurance Contract

Effective: June 1, 2008

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

and

any other insurance companies which are now or

hereafter come under the ownership, control or management of

Homeowners Choice Property and Casualty Insurance Company

(hereinafter referred to collectively as the “Company”)

It Is Hereby Agreed, effective on June 1, 2008, Local Standard Time at the location where the loss occurrence commences, that this Contract shall be amended as follows:

1.	Paragraph A of Article VI - Reinstatement - shall be deleted and the following substituted therefor:

“A.	In the event all or any portion of the reinsurance under any excess layer of reinsurance coverage provided by this Contract is exhausted by loss, the amount so exhausted shall be reinstated immediately from the time the loss occurrence commences hereon.

1.	As respects each amount so reinstated under the first excess layer, the Company shall pay no additional premium.

2.	As respects each amount so reinstated under the second excess layer, the Company agrees to pay additional premium equal to the product of the following:

a.	The percentage of the occurrence limit for the excess layer reinstated (based on the loss paid by the Reinsurer under that excess layer); times

b.	The earned reinsurance premium for the excess layer reinstated for the term of this Contract (exclusive of reinstatement premium).

08\H3O1015 Page 1 of 3

3.	As respects each amount so reinstated under the third and fourth excess layers, the Company agrees to pay additional premium equal to the product of the following:

a.	The percentage of the occurrence limit for the excess layer reinstated (based on the loss paid by the Reinsurer under that excess layer); times

b.	135% of the earned reinsurance premium for the excess layer reinstated for the term of this Contract (exclusive of reinstatement premium).”

2.	Article XIII - Reinsurance Premium - shall be deleted and the following substituted therefor:

“Article XIII - Reinsurance Premium

A.	As respects the first and second excess layers of reinsurance coverage provided by this Contract, the Company shall pay the Reinsurer premium for the first and second excess layers equal to the amount, shown as ‘Contract Reinsurance Premium’ for that excess layer in Schedule A attached hereto, payable in four installments. The first and second installments shall each be an amount equal to 20.0% of the ‘Contract Reinsurance Premium’ for that excess layer in Schedule A attached hereto, and are due on June 1 and September 1 of 2008. The third and fourth installments shall each be an amount equal to 30.0% of the ‘Contract Reinsurance Premium’ for that excess layer in Schedule A attached hereto, and are due on December 1, 2008 and March 1, 2009. In the event this Contract is terminated in accordance with the provisions of paragraph B of the Commencement and Termination Article, no premium installments shall be due after the effective date of termination; however, notwithstanding the foregoing and subject to no known losses for any excess layer hereunder, the Reinsurer shall be due a pro rata portion of the ‘Contract Reinsurance Premium’ for that excess layer in Schedule A attached hereto as of the effective date of termination.

Notwithstanding the provisions above, in the event of a loss to the first or second excess layer hereunder and as respects any offset provided herein for the loss paid by the Reinsurer for that excess layer, in lieu of the ‘Contract Reinsurance Premium’ percentages set forth above, the four installments shall be due on the aforementioned dates and shall be an amount equal to 25.0% of the ‘Contract Reinsurance Premium’ for that excess layer in Schedule A attached hereto.

B.	As respects the third and fourth excess layers of reinsurance coverage provided by this Contract, the following shall apply:

1.	The Company shall pay the Reinsurer the greater of the following:

a.	The amount shown as ‘Contract Minimum Premium’ (or a pro rata portion thereof if this Contract is terminated prior to May 31, 2009, subject to no known losses) for that excess layer in Schedule A attached hereto; or

b.	The sum of the Company’s aggregate total insured value for policies that include wind coverage in force on September 30, 2008, multiplied by the percentage shown as ‘Adjustment Rate’ for that excess layer in Schedule A attached hereto.

08\H3O1015 Page 2 of 3

2.	The Company shall pay the Reinsurer a deposit premium for the third and fourth excess layers equal to the amount, shown as ‘Contract Deposit Premium’ for that excess layer in Schedule A attached hereto, payable in four installments. The first and second installments shall each be an amount equal to 20.0% of the ‘Contract Deposit Premium’ for that excess layer in Schedule A attached hereto, and are due on June 1 and September 1 of 2008. The third and fourth installments shall each be an amount equal to 30.0% of the ‘Contract Deposit Premium’ for that excess layer in Schedule A attached hereto, and are due on December 1, 2008 and March 1, 2009. In the event this Contract is terminated in accordance with the provisions of paragraph B of the Commencement and Termination Article, no deposit premium installments shall be due after the effective date of termination; however, notwithstanding the foregoing and subject to no known losses for any excess layer hereunder, the Reinsurer shall be due a pro rata portion of the ‘Contract Deposit Premium’ for that excess layer in Schedule A attached hereto as of the effective date of termination.

Notwithstanding the provisions above, in the event of a loss to the third or fourth excess layer hereunder and as respects any offset provided herein for the loss paid by the Reinsurer for that excess layer, in lieu of the ‘Contract Deposit Premium’ percentages set forth above, the four installments shall be due on the aforementioned dates and shall be an amount equal to 25.0% of the ‘Contract Deposit Premium’ for that excess layer in Schedule A attached hereto.

3.	Within 30 days after the effective date of termination or expiration, or within 30 days after September 30, 2008 (the date to be selected by the Company), the Company shall provide a report to the Reinsurer setting forth the premium due hereunder for the third and fourth layer, computed in accordance with subparagraph 1 above, and any additional premium due the Reinsurer or return premium due the Company for the third and fourth excess layer shall be promptly remitted.”

3.	Schedule A attached to the Contract shall be deleted and replaced by Schedule A (Revised: June 1, 2008) attached to and forming part of this Addendum.

The provisions of this Contract shall remain otherwise unchanged.

In Witness Whereof, the Company by its duly authorized representative has executed this Addendum as of the date under mentioned at:

Port St. Lucie, Florida, this 23rd day of October in the year 2008.

Homeowners Choice Property and Casualty Insurance Company (for and on behalf of the “Company”)

08\H3O1015 Page 3 of 3

Schedule A

(Revised: June 1, 2008)

Excess Catastrophe

Reinsurance Contract

Effective: June 1, 2008

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

and

any other insurance companies which are now or

hereafter come under the ownership, control or management of

Homeowners Choice Property and Casualty Insurance Company

	First Excess	Second Excess	Third Excess	Fourth Excess
Company’s Retention	$3,225,000	$13,250,000	$26,000,000	$40,000,000

Reinsurer’s Per Occurrence Limit	$9,025,000	$12,750,000	$14,000,000	$45,000,000

Reinsurer’s Term Limit	$18,050,000	$25,500,000	$28,000,000	$90,000,000

Contract Minimum Premium	N/A	N/A	$1,960,000	$3,780,000

Adjustment Rate	N/A	N/A	0.03689%	0.07115%

Contract Deposit Premium	N/A	N/A	$2,450,000	$4,725,000

Contract Reinsurance Premium	$5,144,250	$4,398,750	N/A	N/A

The figures listed above for each excess layer shall apply to each Subscribing Reinsurer in the percentage share for that excess layer as expressed in its Interests and Liabilities Agreement attached hereto.

08\H3O1015 Schedule A

Addendum No. 1

to the

Interests and Liabilities Agreement

of

DaVinci Reinsurance Ltd.

Hamilton, Bermuda

by

Renaissance Underwriting Managers

Hamilton, Bermuda

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: June 1, 2008

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

and

any other insurance companies which are now or

hereafter come under the ownership, control or management of

Homeowners Choice Property and Casualty Insurance Company

(hereinafter referred to collectively as the “Company”)

The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective on June 1, 2008, Local Standard Time at the location where the loss occurrence commences.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Hamilton, Bermuda, this 13 day of November in the year 2008.

Renaissance Underwriting Managers
(for and on behalf of DaVinci Reinsurance Ltd.)

08\H3O1015

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Flagstone Reassurance Suisse SA - Bermuda Branch

Hamilton, Bermuda

(hereinafter referred to as the “Subscribing Reinsurer”)

With respect to the

Excess Catastrophe

Reinsurance Contract

Effective: June 1, 2008

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

and

any other insurance companies which are now or

hereafter come under the ownership, control or management of

Homeowners Choice Property and Casualty Insurance Company

(hereinafter referred to collectively as the “Company”)

The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective on June 1, 2008, Local Standard Time at the location where the loss occurrence commences.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Hamilton, Bermuda, this 12th day of November in the year 2008.

Flagstone Reassurance Suisse SA – Bermuda Branch

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Addendum No. 1

to the

Interests and Liabilities Agreement

of

Motors Insurance Corporation

Detroit, Michigan

by

GMAC Re Corporation

Mt. Laurel, New Jersey

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: June 1, 2008

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

and

any other insurance companies which are now or

hereafter come under the ownership, control or management of

Homeowners Choice Property and Casualty Insurance Company

(hereinafter referred to collectively as the “Company”)

The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective on June 1, 2008, Local Standard Time at the location where the loss occurrence commences.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Mt. Laurel, New Jersey, this 14th day of November in the year 2008.

MAIDEN RE LLC FKA (GMAC Re Corporation)
(for and on behalf of Motors Insurance Corporation)

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Addendum No. 1

to the

Interests and Liabilities Agreement

of

Hannover Re (Bermuda), Ltd.

Hamilton, Bermuda

(hereinafter referred to as the “Subscribing Reinsure”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: June 1, 2008

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

and

any other insurance companies which are now or

hereafter come under the ownership, control or management of

Homeowners Choice Property and Casualty Insurance Company

(hereinafter referred to collectively as the “Company”)

The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective on June 1, 2008, Local Standard Time at the location where the loss occurrence commences.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Hamilton, Bermuda, this 24th day of November in the year 2008.

Hannover Re (Bermuda), Ltd.

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Endorsement No. 1

to the

Termination Addendum

to the

Interests and Liabilities Agreement

of

Lehman Re Ltd.

Hamilton, Bermuda

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: June 1, 2008

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

and

any other insurance companies which are now or

hereafter come under the ownership, control or management of

Homeowners Choice Property and Casualty Insurance Company

(hereinafter referred to collectively as the “Company”)

The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective retroactively to June 1, 2008, Local Standard Time at the location where the loss occurrence commences.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Hamilton, Bermuda, this 16 day of March in the year 2008.

Lehman Re Ltd.
Provisional Liquidators Appointed

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Addendum No. 1

to the

Interests and Liabilities Agreement

of

Montpelier Reinsurance Ltd.

Pembroke, Bermuda

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: June 1, 2008

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

and

any other insurance companies which are now or

hereafter come under the ownership, control or management of

Homeowners Choice Property and Casualty Insurance Company

(hereinafter referred to collectively as the “Company”)

The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective on June 1, 2008, Local Standard Time at the location where the loss occurrence commences.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Hamilton, Bermuda, this 13th day of November in the year 2009.

Montpelier Reinsurance Ltd. CANDB 38495-10/20/30/40

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Addendum No. 1

to the

Interests and Liabilities Agreement

of

New Castle Reinsurance Company Ltd.

Hamilton, Bermuda

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: June 1, 2008

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

and

any other insurance companies which are now or

hereafter come under the ownership, control or management of

Homeowners Choice Property and Casualty Insurance Company

(hereinafter referred to collectively as the “Company”)

The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective on June 1, 2008, Local Standard Time at the location where the loss occurrence commences.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Hamilton, Bermuda, this 12 day of November in the year 2008.

New Castle Reinsurance Company Ltd.

08\H3O1015

Addendum No. 1

to the

Interests and Liabilities Agreement

of

PARIS RE

Paris, France

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: June 1, 2008

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

and

any other insurance companies which are now or

hereafter come under the ownership, control or management of

Homeowners Choice Property and Casualty Insurance Company

(hereinafter referred to collectively as the “Company”)

The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective on June 1, 2008, Local Standard Time at the location where the loss occurrence commences.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Paris France, this 17 day of November in the year 2008.

08\H3O1015

Addendum No. 1

to the

Interests and Liabilities Agreement

of

QBE Reinsurance Corporation

Philadelphia, Pennsylvania

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: June 1, 2008

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

and

any other insurance companies which are now or

hereafter come under the ownership, control or management of

Homeowners Choice Property and Casualty Insurance Company

(hereinafter referred to collectively as the “Company”)

The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective on June 1, 2008, Local Standard Time at the location where the loss occurrence commences.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

New York, New York, this 14th day of November in the year 2008.

QBE Reinsurance Corporation

08\H3O1015

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Renaissance Reinsurance, Ltd.

Hamilton, Bermuda

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: June 1, 2008

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St Lucie, Florida

and

any other insurance companies which are now or

hereafter come under the ownership, control or management of

Homeowners Choice Property and Casualty Insurance Company

(hereinafter referred to collectively as the “Company”)

The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective on June 1, 2008, Local Standard Time at the location where the loss occurrence commences.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Hamilton, Bermuda, this 13 day of November in the year 2008.

Renaissance Reinsurance, Ltd.

08\H3O1015

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Tokio Millennium Re Ltd.

Hamilton, Bermuda

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: June 1, 2008

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

and

any other insurance companies which are now or

hereafter come under the ownership, control or management of

Homeowners Choice Property and Casualty Insurance Company

(hereinafter referred to collectively as the “Company”)

The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective on June 1, 2008, Local Standard Time at the location where the loss occurrence commences.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Hamilton, Bermuda, this 1st day of December in the year 2008.

Tokio Millennium Re Ltd.

08\H3O1015

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Wentworth Insurance Company Limited

Christ Church, Barbados

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: June 1, 2008

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

and

any other insurance companies which are now or

hereafter come under the ownership, control or management of

Homeowners Choice Property and Casualty Insurance Company

(hereinafter referred to collectively as the “Company”)

The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective on June 1, 2008, Local Standard Time at the location where the loss occurrence commences.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Christ Church, Barbados, this 8th day of December in the year 2008.

Wentworth Insurance Company Limited

08\H3O1015

Addendum No. 1

to the

Interests and Liabilities Agreement

of

XL Re Ltd

Hamilton, Bermuda

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: June 1, 2008

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

and

any other insurance companies which are now or

hereafter come under the ownership, control or management of

Homeowners Choice Property and Casualty Insurance Company

(hereinafter referred to collectively as the “Company”)

The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective on June 1, 2008, Local Standard Time at the location where the loss occurrence commences.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Hamilton, Bermuda, this 17th day of November in the year 2008.

XL Re Ltd
Our Ref: 7154/01/2008

08\H3O1015

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Amlin Bermuda Limited

Hamilton, Bermuda

(hereinafter referred of as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: June 1, 2008

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

and

any other insurance companies which are now or

hereafter come under the ownership, control or management of

Homeowners Choice Property and Casualty Insurance Company

(hereinafter referred to collectively as the “Company”)

The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective on June 1, 2008, Local Standard Time at the location where the loss occurrence commences.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Hamilton, Bermuda, this 18th day of November in the year 2008.

Amlin Bermuda Limited

08\H3O1015

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Certain Insurance Companies

shown in the Signing Page(s) attached hereto

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: June 1, 2008

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

and

any other insurance companies which are now or

hereafter come under the ownership, control or management of

Homeowners Choice Property and Casualty Insurance Company

(hereinafter referred to collectively as the “Company”)

The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective on June 1, 2008, Local Standard Time at the location where the loss occurrence commences.

Signed for and on behalf of the Subscribing Reinsurer in the Signing Page(s) attached hereto.

08\H3O1015

Signing Page

attaching to and forming part of

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Certain Insurance Companies

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: June 1, 2008

issued to and duly executed by

Homeowners Choice Property and Casualty Insurance Company, et al,

as defined in the above captioned Contract

08\H3O1015

Addendum No. 1

to the

Excess Catastrophe

Reinsurance Contract

Effective: June 1, 2008

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

and

any other insurance companies which are now or

hereafter come under the ownership, control or management of

Homeowners Choice Property and Casualty Insurance Company

(hereinafter referred to collectively as the “Company”)

It Is Hereby Agreed, effective on June 1, 2008, Local Standard Time at the location where the loss occurrence commences, that this Contract shall be amended as follows:

1.	Paragraph A of Article VI - Reinstatement - shall be deleted and the following substituted therefor:

“A.	In the event all or any portion of the reinsurance under any excess layer of reinsurance coverage provided by this Contract is exhausted by loss, the amount so exhausted shall be reinstated immediately from the time the loss occurrence commences hereon.

1.	As respects each amount so reinstated under the first excess layer, the Company shall pay no additional premium.

2.	As respects each amount so reinstated under the second excess layer, the Company agrees to pay additional premium equal to the product of the following:

a.	The percentage of the occurrence limit for the excess layer reinstated (based on the loss paid by the Reinsurer under that excess layer); times

b.	The earned reinsurance premium for the excess layer reinstated for the term of this Contract (exclusive of reinstatement premium).

08\H3O1015

3.	As respects each amount so reinstated under the third and fourth excess layers, the Company agrees to pay additional premium equal to the product of the following:

a.	The percentage of the occurrence limit for the excess layer reinstated (based on the loss paid by the Reinsurer under that excess layer); times

b.	135% of the earned reinsurance premium for the excess layer reinstated for the term of this Contract (exclusive of reinstatement premium).”

2.	Article XIII - Reinsurance Premium - shall be deleted and the following substituted therefor:

“Article XIII - Reinsurance Premium

A.	As respects the first and second excess layers of reinsurance coverage provided by this Contract, the Company shall pay the Reinsurer premium for the first and second excess layers equal to the amount, shown as ‘Contract Reinsurance Premium’ for that excess layer in Schedule A attached hereto, payable in four installments. The first and second installments shall each be an amount equal to 20.0% of the ‘Contract Reinsurance Premium’ for that excess layer in Schedule A attached hereto, and are due on June 1 and September 1 of 2008. The third and fourth installments shall each be an amount equal to 30.0% of the ‘Contract Reinsurance Premium’ for that excess layer in Schedule A attached hereto, and are due on December 1, 2008 and March 1, 2009. In the event this Contract is terminated in accordance with the provisions of paragraph B of the Commencement and Termination Article, no premium installments shall be due after the effective date of termination; however, notwithstanding the foregoing and subject to no known losses for any excess layer hereunder, the Reinsurer shall be due a pro rata portion of the ‘Contract Reinsurance Premium’ for that excess layer in Schedule A attached hereto as of the effective date of termination.

Notwithstanding the provisions above, in the event of a loss to the first or second excess layer hereunder and as respects any offset provided herein for the loss paid by the Reinsurer for that excess layer, in lieu of the ‘Contract Reinsurance Premium’ percentages set forth above, the four installments shall be due on the aforementioned dates and shall be an amount equal to 25.0% of the ‘Contract Reinsurance Premium’ for that excess layer in Schedule A attached hereto.

B.	As respects the third and fourth excess layers of reinsurance coverage provided by this Contract, the following shall apply:

1.	The Company shall pay the Reinsurer the greater of the following:

a.	The amount shown as ‘Contract Minimum Premium’ (or a pro rata portion thereof if this Contract is terminated prior to May 31, 2009, subject to no known losses) for that excess layer in Schedule A attached hereto; or

b.	The sum of the Company’s aggregate total insured value for policies that include wind coverage in force on September 30, 2008, multiplied by the percentage shown as ‘Adjustment Rate’ for that excess layer in Schedule A attached hereto.

08\H3O1015

2.	The Company shall pay the Reinsurer a deposit premium for the third and fourth excess layers equal to the amount, shown as ‘Contract Deposit Premium’ for that excess layer in Schedule A attached hereto, payable in four installments. The first and second installments shall each be an amount equal to 20.0% of the ‘Contract Deposit Premium’ for that excess layer in Schedule A attached hereto, and are due on June 1 and September 1 of 2008. The third and fourth installments shall each be an amount equal to 30.0% of the ‘Contract Deposit Premium’ for that excess layer in Schedule A attached hereto, and are due on December 1, 2008 and March 1, 2009. In the event this Contract is terminated in accordance with the provisions of paragraph B of the Commencement and Termination Article, no deposit premium installments shall be due after the effective date of termination; however, notwithstanding the foregoing and subject to no known losses for any excess layer hereunder, the Reinsurer shall be due a pro rata portion of the ‘Contract Deposit Premium’ for that excess layer in Schedule A attached hereto as of the effective date of termination.

Notwithstanding the provisions above, in the event of a loss to the third or fourth excess layer hereunder and as respects any offset provided herein for the loss paid by the Reinsurer for that excess layer, in lieu of the ‘Contract Deposit Premium’ percentages set forth above, the four installments shall be due on the aforementioned dates and shall be an amount equal to 25.0% of the ‘Contract Deposit Premium’ for that excess layer in Schedule A attached hereto.

3.	Within 30 days after the effective date of termination or expiration, or within 30 days after September 30, 2008 (the date to be selected by the Company), the Company shall provide a report to the Reinsurer setting forth the premium due hereunder for the third and fourth layer, computed in accordance with subparagraph 1 above, and any additional premium due the Reinsurer or return premium due the Company for the third and fourth excess layer shall be promptly remitted.”

3.	Schedule A attached to the Contract shall be deleted and replaced by Schedule A (Revised: June 1,2008) attached to and forming part of this Addendum.

The provisions of this Contract shall remain otherwise unchanged.

In Witness Whereof, the Company by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Port St. Lucie, Florida, this 23rd day of October in the year 2008.

Homeowners Choice Property and Casualty Insurance Company (for and on behalf of the “Company”)

08\H3O1015

Schedule A

(Revised: June 1, 2008)

Excess Catastrophe

Reinsurance Contract

Effective: June 1, 2008

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

and

any other insurance companies which are now or

hereafter come under the ownership, control or management of

Homeowners Choice Property and Casualty Insurance Company

	First Excess	Second Excess	Third Excess	Fourth Excess
Company’s Retention	$3,225,000	$13,250,000	$26,000,000	$40,000,000

Reinsurer’s Per Occurrence Limit	$9,025,000	$12,750,000	$14,000,000	$45,000,000

Reinsurer’s Term Limit	$18,050,000	$25,500,000	$28,000,000	$90,000,000

Contract Minimum Premium	N/A	N/A	$1,960,000	$3,780,000

Adjustment Rate	N/A	N/A	0.03689%	0.07115%

Contract Deposit Premium	N/A	N/A	$2,450,000	$4,725,000

Contract Reinsurance Premium	$5,144,250	$4,398,750	N/A	N/A

The figures listed above for each excess layer shall apply to each Subscribing Reinsurer in the percentage share for that excess layer as expressed in its Interests and Liabilities Agreement attached hereto.

08\H3O1015
Schedule A

Addendum No. 2

to the

Interests and Liabilities Agreement

of

Certain Underwriting Members of Lloyd’s

shown in the Signing Page(s) attached hereto

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: June 1, 2008

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

and

any other insurance companies which are now or

hereafter come under the ownership, control or management of

Homeowners Choice Property and Casualty Insurance Company

(hereinafter referred to collectively as the “Company”)

The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective on June 1, 2008, Local Standard Time at the location where the loss occurrence commences.

Signed for and on behalf of the Subscribing Reinsurer in the Signing Page(s) attached hereto.

08\H3O1015

Signing Page

attaching to and forming part of

Addendum No. 2

to the

Interests and Liabilities Agreement

of

Certain Underwriting Members of Lloyd’s

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: June 1, 2008

issued to and duly executed by

Homeowners Choice Property and Casualty Insurance Company, et al,

as defined in the above captioned Contract

08\H3O1015

Addendum No. 1

to the

Excess Catastrophe

Reinsurance Contract

Effective: June 1, 2008

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

and

any other insurance companies which are now or

hereafter come under the ownership, control or management of

Homeowners Choice Property and Casualty Insurance Company

(hereinafter referred to collectively as the “Company”)

It Is Hereby Agreed, effective on June 1, 2008, Local Standard Time at the location where the loss occurrence commences, that this Contract shall be amended as follows:

1.	Paragraph A of Article VI - Reinstatement - shall be deleted and the following substituted therefor:

“A.	In the event all or any portion of the reinsurance under any excess layer of reinsurance coverage provided by this Contract is exhausted by loss, the amount so exhausted shall be reinstated immediately from the time the loss occurrence commences hereon.

1.	As respects each amount so reinstated under the first excess layer, the Company shall pay no additional premium.

2.	As respects each amount so reinstated under the second excess layer, the Company agrees to pay additional premium equal to the product of the following:

a.	The percentage of the occurrence limit for the excess layer reinstated (based on the loss paid by the Reinsurer under that excess layer); times

b.	The earned reinsurance premium for the excess layer reinstated for the term of this Contract (exclusive of reinstatement premium).

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3.	As respects each amount so reinstated under the third and fourth excess layers, the Company agrees to pay additional premium equal to the product of the following:

a.	The percentage of the occurrence limit for the excess layer reinstated (based on the loss paid by the Reinsurer under that excess layer); times

b.	135% of the earned reinsurance premium for the excess layer reinstated for the term of this Contract (exclusive of reinstatement premium).”

2.	Article XIII - Reinsurance Premium - shall be deleted and the following substituted therefor:

“Article XIII - Reinsurance Premium

A.	As respects the first and second excess layers of reinsurance coverage provided by this Contract, the Company shall pay the Reinsurer premium for the first and second excess layers equal to the amount, shown as ‘Contract Reinsurance Premium’ for that excess layer in Schedule A attached hereto, payable in four installments. The first and second installments shall each be an amount equal to 20.0% of the ‘Contract Reinsurance Premium’ for that excess layer in Schedule A attached hereto, and are due on June 1 and September 1 of 2008. The third and fourth installments shall each be an amount equal to 30.0% of the ‘Contract Reinsurance Premium’ for that excess layer in Schedule A attached hereto, and are due on December 1, 2008 and March 1, 2009. In the event this Contract is terminated in accordance with the provisions of paragraph B of the Commencement and Termination Article, no premium installments shall be due after the effective date of termination; however, notwithstanding the foregoing and subject to no known losses for any excess layer hereunder, the Reinsurer shall be due a pro rata portion of the ‘Contract Reinsurance Premium’ for that excess layer in Schedule A attached hereto as of the effective date of termination.

Notwithstanding the provisions above, in the event of a loss to the first or second excess layer hereunder and as respects any offset provided herein for the loss paid by the Reinsurer for that excess layer, in lieu of the ‘Contract Reinsurance Premium’ percentages set forth above, the four installments shall be due on the aforementioned dates and shall be an amount equal to 25.0% of the ‘Contract Reinsurance Premium’ for that excess layer in Schedule A attached hereto.

B.	As respects the third and fourth excess layers of reinsurance coverage provided by this Contract, the following shall apply:

1.	The Company shall pay the Reinsurer the greater of the following:

a.	The amount shown as ‘Contract Minimum Premium’ (or a pro rata portion thereof if this Contract is terminated prior to May 31, 2009, subject to no known losses) for that excess layer in Schedule A attached hereto; or

b.	The sum of the Company’s aggregate total insured value for policies that include wind coverage in force on September 30, 2008, multiplied by the percentage shown as ‘Adjustment Rate’ for that excess layer in Schedule A attached hereto.

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2.	The Company shall pay the Reinsurer a deposit premium for the third and fourth excess layers equal to the amount, shown as ‘Contract Deposit Premium’ for that excess layer in Schedule A attached hereto, payable in four installments. The first and second installments shall each be an amount equal to 20.0% of the ‘Contract Deposit Premium’ for that excess layer in Schedule A attached hereto, and are due on June 1 and September 1 of 2008. The third and fourth installments shall each be an amount equal to 30.0% of the ‘Contract Deposit Premium’ for that excess layer in Schedule A attached hereto, and are due on December 1, 2008 and March 1, 2009. In the event this Contract is terminated in accordance with the provisions of paragraph B of the Commencement and Termination Article, no deposit premium installments shall be due after the effective date of termination; however, notwithstanding the foregoing and subject to no known losses for any excess layer hereunder, the Reinsurer shall be due a pro rata portion of the ‘Contract Deposit Premium’ for that excess layer in Schedule A attached hereto as of the effective date of termination.

Notwithstanding the provisions above, in the event of a loss to the third or fourth excess layer hereunder and as respects any offset provided herein for the loss paid by the Reinsurer for that excess layer, in lieu of the ‘Contract Deposit Premium’ percentages set forth above, the four installments shall be due on the aforementioned dates and shall be an amount equal to 25.0% of the ‘Contract Deposit Premium’ for that excess layer in Schedule A attached hereto.

3.	Within 30 days after the effective date of termination or expiration, or within 30 days after September 30, 2008 (the date to be selected by the Company), the Company shall provide a report to the Reinsurer setting forth the premium due hereunder for the third and fourth layer, computed in accordance with subparagraph 1 above, and any additional premium due the Reinsurer or return premium due the Company for the third and fourth excess layer shall be promptly remitted.”

3.	Schedule A attached to the Contract shall be deleted and replaced by Schedule A (Revised: June 1, 2008) attached to and forming part of this Addendum.

The provisions of this Contract shall remain otherwise unchanged.

In Witness Whereof, the Company by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Port St. Lucie, Florida, this 23rd day of October in the year 2008.

Homeowners Choice Property and casualty Insurance Company (for and on behalf of the Company”)

08\H3O1015

Schedule A

(Revised: June 1, 2008)

Excess Catastrophe

Reinsurance Contract

Effective: June 1, 2008

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie. Florida

and

any other insurance companies which are now or

hereafter come under the ownership, control or management of

Homeowners Choice Property and Casualty Insurance Company

	First Excess	Second Excess	Third Excess	Fourth Excess
Company’s Retention	$3,225,000	$13,250,000	$26,000,000	$40,000,000

Reinsurer’s Per Occurrence Limit	$9,025,000	$12,750,000	$14,000,000	$45,000,000

Reinsurer’s Term Limit	$18,050,000	$25,500,000	$28,000,000	$90,000,000

Contract Minimum Premium	N/A	N/A	$1,960,000	$3,780,000

Adjustment Rate	N/A	N/A	0.03689%	0.07115%

Contract Deposit Premium	N/A	N/A	$2,450,000	$4,725,000

Contract Reinsurance Premium	$5,144,250	$4,398,750	N/A	N/A

The figures listed above for each excess layer shall apply to each Subscribing Reinsurer in the percentage share for that excess layer as expressed in its Interests and Liabilities Agreement attached hereto.

08\H3O1015
Schedule A